UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2022

BrandywineGLOBAL —

DIVERSIFIED US LARGE

CAP VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Diversified US Large Cap Value Fund for the twelve-month reporting period ended September 30, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2022

II	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Indexi. The Fund invests primarily in equity securities that, in our opinion, are undervalued or out of favor. We invest in securities that meet our value criteria, primarily, price-to-earnings (“P/E”), price-to-book (“P/B”), price momentum and share change and quality, based on both quantitative and fundamental analysis. The Fund expects to hold approximately 175-250 stocks under normal market conditions.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Similar to 2021, the fiscal year ending September 30, 2022, began on a positive note, with strong U.S. equity returns and positive performance for value investing in the fourth quarter of 2021. However, the threat from high inflation to both the domestic economy and global economic activity brought about a tidal shift. Rising inflation, an increase in the Federal Reserve Board (the “Fed”) funds rate from near zero to 3.0%, higher long-term interest rates, an increase in oil prices, global disruptions, and two quarters of negative economic growth all weighed on investors, leading the stock market down over the last twelve months of the reporting period. Generally, higher long-term rates favor value stocks versus growth stocks. Growth stocks, since their earnings are growing faster, rely more on those higher future earnings for their valuation, but those earnings are more highly discounted with rising interest rates. The real estate sector is facing multiple headwinds with rising interest rates, dropping occupancy rates for offices and retailers, and residential and vacation real estate reeling from the hangover of such strong price appreciation last year. The spike in interest rates has the largest impact to the earnings of these companies due to the leverage they use for financing. Additionally, with the increase in rates, higher yielding equities are no longer needed as a bond alternative with the spread collapsing between short-term rates and real estate investment trusts. Concerns mounted that the Fed would be unable to engineer a soft landing and growth forecasts have been steadily reduced yet still remain slightly positive. At the moment, a solid employment market continues to put upward pressure on wages. Jobless claims remain near historically low post-pandemic levels and the unemployment rate in September 2022 declined to 3.5% — matching pre-pandemic historic lows.

Q. How did we respond to these changing market conditions?

A. Our investment strategy is based on the consistent application of our investment philosophy which relies on long-term equity factors and market relationships, while avoiding emotional reactions to near term events. We respond to volatile environments by the consistent, disciplined execution of our investment strategy. This process has been

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	1

Fund overview (cont’d)

tested over more than twenty years of varied conditions and while we recognize it will not excel in every situation, we do believe it will avoid large losses relative to the benchmark in the short run and do well over longer periods. We are aware of the macro implications of events for specific securities, but do not alter our primary focus on value, quality, and favorable sentiment, nor do we rely on top-down adjustments in our investment process.

Performance review

For the twelve months ended September 30, 2022, Class A shares of BrandywineGLOBAL — Diversified US Large Cap Value Fund, excluding sales charges, returned -9.62%. The Fund’s unmanaged benchmark, the Russell 1000 Value Index, returned -11.36% for the same period. The Lipper Large-Cap Value Funds Category Averageii returned -10.64% over the same time frame.

Performance Snapshot as of September 30, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Diversified US Large Cap Value Fund:
Class A	-15.87%	-9.62%
Class C	-16.16%	-10.22%
Class R	-15.96%	-9.83%
Class I	-15.76%	-9.34%
Class IS	-15.71%	-9.25%
Russell 1000 Value Index	-17.14%	-11.36%
Lipper Large-Cap Value Funds Category Average	-16.81%	-10.64%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 28, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 1.18%, 2.21%, 1.62%, 0.84% and 0.72%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

2	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expenses on short sales, taxes, extraordinary expense and acquired fund fees and expenses, to average net assets will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.40% for Class R shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses of Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned, or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

The manager has also agreed to voluntarily waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on shorts ales, taxes, extraordinary expenses and acquired fund fees and expenses, so that the ratio of total annual fund operating expenses to average net assets of Class A, Class C and Class R shares will not exceed 1.10%, 1.85% and 1.35%, respectively. These expense limitation arrangements are expected to continue until December 31, 2023 but may be terminated at any time by the manager.

Q. What were the leading contributors to performance?

A. As value in the form of low price-to-earnings and low price-to-book outperformed, the portfolio benefited from its overweight to both these factors. The portfolio emphasis on low change in shares outstanding, a generally defensive factor, helped reduced losses in a down market. The portfolio’s largest sector contribution to outperformance came from the health care sector. The portfolio benefited from an underweight position in the medical devices group, which underperformed, and strong returns from pharmaceuticals distributor McKesson and the biotech firm AbbVie. Within industrials, defense contractors Lockheed Martin, Northrop Grumman, and General Dynamics performed well after the Russian invasion of Ukraine while Boeing, which is not held due to negative earnings and book value, performed poorly. The portfolio held semiconductor manufacturer Broadcom in late 2021 when investor optimism on the economy led the stock to outperform so that it reached our valuation sell targets. After we sold the stock in December 2021, the economic environment worsened, and the stock significantly underperformed. Within communication services, not owning entertainment company Disney, due to its unattractive valuation, and telecom giants AT&T and Verizon, due to poor price momentum, was a positive as all three stocks lagged the market.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	3

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. The largest detractors from relative performance were portfolio positions in the large U.S. banks including JP Morgan, Bank of America, and U.S. Bank. While these banks generally benefit from rising interest rates, the impact of a slowing economy on loan growth and potentially increased loan defaults more than offset benefit from higher rates. The consumer discretionary sector lagged substantially driven from auto manufacturers and retailers. This year the Russia/Ukraine war impacted supply chain issues and the production of precious metals used in the car industry was the latest challenge to the auto industry to ramp up production. The inability to produce and deliver cars reduced sales and earnings. Retailers also underperformed from excessive inventory buildups that had to be liquidated. Being nearly twice the benchmark weight in such a poor performing sector hurt returns for the portfolio. Conversely, the defensiveness of the utilities sector helped propel it to be the second-best performing sector over the last twelve months. Being slightly underweight also detracted from returns in the Fund.

Q. Were there any significant changes to the Fund during the reporting period?

A. We made no significant changes to the Fund’s investment process over the reporting period, and we remain focused on maintaining a portfolio of lower valuation large cap value stocks with favorable price momentum and quality characteristics. As always, changes in the portfolio’s positions and sector weights are the result of our bottom-up stock selection process, rather than any macro themes. The largest sector weight declines over the last twelve months were in the consumer discretionary, financials and information technology. The largest increases in sector weights were in healthcare and energy. The communication services sector is still a substantially underweight sector just behind the real estate sector. The portfolio remains overweight in the financials sector and now is joined by overweights in the health care and energy sectors.

Thank you for your investment in BrandywineGLOBAL — Diversified US Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Henry F. Otto

Portfolio Manager

Brandywine Global Investment Management, LLC

4	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

Steven M. Tonkovich

Portfolio Manager

Brandywine Global Investment Management, LLC

Joseph J. Kirby

Portfolio Manager

Brandywine Global Investment Management, LLC

October 14, 2022

RISKS: Equity securities are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that invest in companies with smaller market capitalization. In addition, the value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2022 were: Exxon Mobil Corp. (4.2%), JPMorgan Chase & Co. (3.5%), Bank of America Corp. (3.1%), Oracle Corp. (2.8%), AbbVie Inc. (2.7%), Pfizer Inc. (2.4%), Merck & Co. Inc. (2.4%), Lowe’s Cos. Inc. (2.1%), Cisco Systems Inc. (2.0%) and iShares Russell 1000 Value ETF (1.9%). Please refer to pages 13 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2022 were: financials (22.6%), health care (20.6%), information technology (11.0%), energy (9.5%) and industrials (9.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	5

Fund overview (cont’d)

[i]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 363 funds for the six-month period and among the 359 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2022 and September 30, 2021. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution
(12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2022 and held for the six months ended September 30, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-15.87%	$1,000.00	$841.30	1.10%	$5.08	Class A	5.00%	$1,000.00	$1,019.55	1.10%	$5.57
Class C	-16.16	1,000.00	838.40	1.85	8.53	Class C	5.00	1,000.00	1,015.79	1.85	9.35
Class R	-15.96	1,000.00	840.40	1.35	6.23	Class R	5.00	1,000.00	1,018.30	1.35	6.83
Class I	-15.76	1,000.00	842.40	0.80	3.69	Class I	5.00	1,000.00	1,021.06	0.80	4.05
Class IS	-15.71	1,000.00	842.90	0.70	3.23	Class IS	5.00	1,000.00	1,021.56	0.70	3.55

8	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

[1]	For the six months ended September 30, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 9/30/22	-9.62%	-10.22%	-9.83%	-9.34%	-9.25%
Five Years Ended 9/30/22	5.51	4.91	5.26	5.83	5.94
Ten Years Ended 9/30/22	8.98	8.27	N/A	9.29	9.38
Inception* through 9/30/22	—	—	7.29	—	—

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 9/30/22	-14.81%	-11.02%	-9.83%	-9.34%	-9.25%
Five Years Ended 9/30/22	4.26	4.91	5.26	5.83	5.94
Ten Years Ended 9/30/22	8.34	8.27	N/A	9.29	9.38
Inception* through 9/30/22	—	—	7.29	—	—

Cumulative total returns
Without sales charges[1]
Class A (9/30/12 through 9/30/22)	136.39%
Class C (9/30/12 through 9/30/22)	121.26
Class R (Inception date of 1/31/14 through 9/30/22)	84.04
Class I (9/30/12 through 9/30/22)	143.21
Class IS (9/30/12 through 9/30/22)	145.21

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022). Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are September 7, 2010, September 7, 2010, January 31, 2014, September 7, 2010 and September 7, 2010, respectively.

10	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of BrandywineGLOBAL — Diversified US Large Cap Value Fund vs. Russell 1000 Value Index† — September 2012 - September 2022

Value of $1,000,000 invested in

Class I and IS Shares of BrandywineGLOBAL — Diversified US Large Cap Value Fund vs. Russell 1000 Value Index† — September 2012 - September 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	11

Fund performance (unaudited) (cont’d)

†

Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I and IS shares of BrandywineGLOBAL — Diversified US Large Cap Value Fund on September 30, 2012, assuming the deduction of the maximum sales charge of 5.50% (5.75% prior to August 15, 2022) at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2022. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Value Index. The Russell 1000 Value Index (the “Index”) measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities). The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, C, I and IS shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

12	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

Schedule of investments

September 30, 2022

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 97.4%
Communication Services — 3.6%
Diversified Telecommunication Services — 1.1%
AT&T Inc.	109,300	$1,676,662
Interactive Media & Services — 0.3%
Meta Platforms Inc., Class A Shares	4,036	547,605	*
Media — 2.2%
Comcast Corp., Class A Shares	86,967	2,550,742
Fox Corp., Class A Shares	8,224	252,312
Interpublic Group of Cos. Inc.	6,027	154,291
News Corp., Class A Shares	5,900	89,149
Nexstar Media Group Inc., Class A Shares	620	103,447
Omnicom Group Inc.	5,331	336,333
Total Media		3,486,274
Total Communication Services		5,710,541
Consumer Discretionary — 6.3%
Auto Components — 0.2%
BorgWarner Inc.	3,796	119,194
Lear Corp.	1,239	148,296
Total Auto Components		267,490
Automobiles — 0.7%
Ford Motor Co.	94,738	1,061,066
Distributors — 0.2%
LKQ Corp.	7,339	346,034
Diversified Consumer Services — 0.2%
Service Corp. International	4,328	249,899
Hotels, Restaurants & Leisure — 0.1%
Boyd Gaming Corp.	1,026	48,889
Darden Restaurants Inc.	1,151	145,394
Total Hotels, Restaurants & Leisure		194,283
Household Durables — 1.2%
DR Horton Inc.	8,932	601,570
Lennar Corp., Class A Shares	6,718	500,827
Newell Brands Inc.	6,600	91,674
NVR Inc.	71	283,083	*
PulteGroup Inc.	6,631	248,662
TopBuild Corp.	100	16,478	*
Whirlpool Corp.	1,564	210,843
Total Household Durables		1,953,137

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	13

Schedule of investments (cont’d)

September 30, 2022

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Leisure Products — 0.1%
Brunswick Corp.	1,877	$122,850
Polaris Inc.	900	86,085
Total Leisure Products		208,935
Specialty Retail — 3.4%
AutoNation Inc.	2,213	225,438	*
AutoZone Inc.	520	1,113,804	*
Best Buy Co. Inc.	3,500	221,690
Dick’s Sporting Goods Inc.	800	83,712
Lithia Motors Inc.	455	97,620
Lowe’s Cos. Inc.	17,866	3,355,413
Penske Automotive Group Inc.	1,506	148,236
Williams-Sonoma Inc.	1,000	117,850
Total Specialty Retail		5,363,763
Textiles, Apparel & Luxury Goods — 0.2%
Capri Holdings Ltd.	2,681	103,057	*
Ralph Lauren Corp.	719	61,065
Skechers U.S.A. Inc., Class A Shares	2,238	70,989	*
Tapestry Inc.	3,974	112,981
Total Textiles, Apparel & Luxury Goods		348,092
Total Consumer Discretionary		9,992,699
Consumer Staples — 5.5%
Beverages — 0.1%
Molson Coors Beverage Co., Class B Shares	3,277	157,263
Food & Staples Retailing — 0.7%
Kroger Co.	14,146	618,888
Walgreens Boots Alliance Inc.	16,538	519,293
Total Food & Staples Retailing		1,138,181
Food Products — 2.2%
Archer-Daniels-Midland Co.	13,526	1,088,167
Campbell Soup Co.	2,947	138,863
Conagra Brands Inc.	7,604	248,118
Darling Ingredients Inc.	2,599	171,924	*
Ingredion Inc.	400	32,208
JM Smucker Co.	2,036	279,767
Kellogg Co.	6,010	418,656
Kraft Heinz Co.	23,344	778,522
Tyson Foods Inc., Class A Shares	5,657	372,966
Total Food Products		3,529,191

See Notes to Financial Statements.

14	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Tobacco — 2.5%
Altria Group Inc.	35,099	$1,417,298
Philip Morris International Inc.	29,710	2,466,227
Total Tobacco		3,883,525
Total Consumer Staples		8,708,160
Energy — 9.5%
Oil, Gas & Consumable Fuels — 9.5%
APA Corp.	6,541	223,637
Chevron Corp.	12,552	1,803,346
ConocoPhillips	5,833	596,949
Devon Energy Corp.	10,100	607,313
Diamondback Energy Inc.	2,800	337,288
EOG Resources Inc.	14,234	1,590,365
Exxon Mobil Corp.	75,832	6,620,892
Kinder Morgan Inc.	43,146	717,949
Marathon Oil Corp.	13,970	315,443
ONEOK Inc.	7,959	407,819
Ovintiv Inc.	4,623	212,658
PDC Energy Inc.	1,400	80,906
Pioneer Natural Resources Co.	3,600	779,508
Valero Energy Corp.	7,871	841,016
Total Energy		15,135,089
Financials — 22.6%
Banks — 10.3%
Bank of America Corp.	161,203	4,868,331
BOK Financial Corp.	1,100	97,746
Comerica Inc.	2,745	195,170
Commerce Bancshares Inc.	2,312	152,962
East-West Bancorp Inc.	2,681	180,002
Fifth Third Bancorp	13,526	432,291
First Horizon Corp.	7,781	178,185
Huntington Bancshares Inc.	22,200	292,596
JPMorgan Chase & Co.	52,511	5,487,400
KeyCorp	18,562	297,363
Pinnacle Financial Partners Inc.	709	57,500
PNC Financial Services Group Inc.	8,048	1,202,532
Prosperity Bancshares Inc.	1,500	100,020
Regions Financial Corp.	18,209	365,455
Synovus Financial Corp.	1,234	46,287
Truist Financial Corp.	25,548	1,112,360

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	15

Schedule of investments (cont’d)

September 30, 2022

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Banks — continued
US Bancorp	28,470	$1,147,910
Zions Bancorp NA	3,111	158,225
Total Banks		16,372,335
Capital Markets — 3.7%
Ameriprise Financial Inc.	2,125	535,394
Bank of New York Mellon Corp.	16,891	650,641
Goldman Sachs Group Inc.	6,453	1,891,051
Jefferies Financial Group Inc.	5,166	152,397
Morgan Stanley	26,405	2,086,259
Northern Trust Corp.	3,832	327,866
SEI Investments Co.	2,834	139,008
Total Capital Markets		5,782,616
Consumer Finance — 1.7%
American Express Co.	14,766	1,992,081
Credit Acceptance Corp.	313	137,094	*
Discover Financial Services	5,656	514,244
Total Consumer Finance		2,643,419
Diversified Financial Services — 0.2%
Equitable Holdings Inc.	8,455	222,789
Voya Financial Inc.	2,568	155,364
Total Diversified Financial Services		378,153
Insurance — 6.7%
Aflac Inc.	13,259	745,156
Allstate Corp.	5,656	704,342
American Financial Group Inc.	1,594	195,950
Arch Capital Group Ltd.	7,692	350,294	*
Assurant Inc.	1,239	179,989
Chubb Ltd.	8,578	1,560,167
Cincinnati Financial Corp.	3,059	273,995
Everest Re Group Ltd.	856	224,649
Fidelity National Financial Inc.	5,479	198,340
First American Financial Corp.	2,213	102,019
Globe Life Inc.	1,777	177,167
Hartford Financial Services Group Inc.	6,807	421,626
Lincoln National Corp.	3,667	161,018
Loews Corp.	5,125	255,430
Markel Corp.	284	307,918	*
MetLife Inc.	17,069	1,037,454
Old Republic International Corp.	3,886	81,334
Principal Financial Group Inc.	5,302	382,539

See Notes to Financial Statements.

16	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Insurance — continued
Prudential Financial Inc.	7,516	$644,722
Reinsurance Group of America Inc.	1,049	131,975
RenaissanceRe Holdings Ltd.	856	120,174
Travelers Cos. Inc.	9,022	1,382,170
Unum Group	3,200	124,160
Willis Towers Watson PLC	2,569	516,215
WR Berkley Corp.	5,125	330,972
Total Insurance		10,609,775
Total Financials		35,786,298
Health Care — 20.6%
Biotechnology — 6.0%
AbbVie Inc.	31,833	4,272,307
Amgen Inc.	8,489	1,913,421
Biogen Inc.	2,100	560,700	*
Gilead Sciences Inc.	22,636	1,396,415
Regeneron Pharmaceuticals Inc.	1,990	1,370,851	*
Total Biotechnology		9,513,694
Health Care Equipment & Supplies — 0.2%
Hologic Inc.	4,504	290,598	*
Health Care Providers & Services — 8.1%
AmerisourceBergen Corp.	4,901	663,252
Cardinal Health Inc.	4,243	282,923
Centene Corp.	10,526	819,028	*
Cigna Corp.	6,541	1,814,931
CVS Health Corp.	23,787	2,268,566
DaVita Inc.	2,746	227,287	*
Elevance Health Inc.	6,010	2,729,982
HCA Healthcare Inc.	8,224	1,511,489
Henry Schein Inc.	2,745	180,539	*
Laboratory Corp. of America Holdings	2,479	507,724
McKesson Corp.	3,886	1,320,735
Quest Diagnostics Inc.	3,289	403,527
Universal Health Services Inc., Class B Shares	1,925	169,747
Total Health Care Providers & Services		12,899,730
Pharmaceuticals — 6.3%
Bristol-Myers Squibb Co.	33,771	2,400,780
Merck & Co. Inc.	43,413	3,738,728
Pfizer Inc.	88,828	3,887,113
Total Pharmaceuticals		10,026,621
Total Health Care		32,730,643

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	17

Schedule of investments (cont’d)

September 30, 2022

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Industrials — 9.1%
Aerospace & Defense — 2.0%
Huntington Ingalls Industries Inc.	756	$167,454
L3Harris Technologies Inc.	3,767	782,895
Lockheed Martin Corp.	4,948	1,911,363
Textron Inc.	5,568	324,392
Total Aerospace & Defense		3,186,104
Air Freight & Logistics — 2.0%
CH Robinson Worldwide Inc.	2,303	221,802
Expeditors International of Washington Inc.	3,011	265,901
FedEx Corp.	4,150	616,151
United Parcel Service Inc., Class B Shares	13,173	2,127,966
Total Air Freight & Logistics		3,231,820
Building Products — 0.7%
Builders FirstSource Inc.	2,833	166,920	*
Carrier Global Corp.	12,969	461,178
Masco Corp.	6,365	297,182
Owens Corning	2,746	215,863
Total Building Products		1,141,143
Electrical Equipment — 0.1%
Sensata Technologies Holding PLC	2,681	99,948
Machinery — 3.5%
AGCO Corp.	1,232	118,482
Caterpillar Inc.	8,200	1,345,456
Cummins Inc.	2,302	468,480
Deere & Co.	5,833	1,947,580
Dover Corp.	2,391	278,743
Oshkosh Corp.	1,240	87,160
PACCAR Inc.	5,568	465,986
Parker-Hannifin Corp.	2,569	622,494
Snap-on Inc.	1,417	285,313
Total Machinery		5,619,694
Professional Services — 0.3%
CACI International Inc., Class A Shares	354	92,415	*
Leidos Holdings Inc.	2,198	192,259
Robert Half International Inc.	1,700	130,050
Total Professional Services		414,724
Road & Rail — 0.3%
AMERCO	460	234,241
Knight-Swift Transportation Holdings Inc.	3,159	154,570
Total Road & Rail		388,811

See Notes to Financial Statements.

18	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Trading Companies & Distributors — 0.2%
United Rentals Inc.	1,399	$377,898	*
Total Industrials		14,460,142
Information Technology — 11.0%
Communications Equipment — 2.0%
Cisco Systems Inc.	80,083	3,203,320
Electronic Equipment, Instruments & Components — 0.5%
Arrow Electronics Inc.	1,948	179,586	*
Corning Inc.	13,000	377,260
Jabil Inc.	3,619	208,853
Total Electronic Equipment, Instruments & Components		765,699
IT Services — 2.9%
Cognizant Technology Solutions Corp., Class A Shares	8,000	459,520
DXC Technology Co.	3,638	89,058	*
Fidelity National Information Services Inc.	9,367	707,864
Fiserv Inc.	10,261	960,122	*
FleetCor Technologies Inc.	1,200	211,404	*
Global Payments Inc.	1,300	140,465
International Business Machines Corp.	16,182	1,922,584
Western Union Co.	6,188	83,538
Total IT Services		4,574,555
Semiconductors & Semiconductor Equipment — 1.9%
First Solar Inc.	2,125	281,074	*
KLA Corp.	2,182	660,339
QUALCOMM Inc.	17,777	2,008,445
Total Semiconductors & Semiconductor Equipment		2,949,858
Software — 2.7%
Oracle Corp.	71,594	4,372,245
Technology Hardware, Storage & Peripherals — 1.0%
Dell Technologies Inc., Class C Shares	4,239	144,847
Hewlett Packard Enterprise Co.	31,568	378,185
HP Inc.	31,480	784,481
NetApp Inc.	3,403	210,475
Total Technology Hardware, Storage & Peripherals		1,517,988
Total Information Technology		17,383,665
Materials — 4.4%
Chemicals — 1.7%
Celanese Corp.	2,811	253,946
Dow Inc.	11,489	504,712
DuPont de Nemours Inc.	9,286	468,014
Eastman Chemical Co.	3,289	233,683

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	19

Schedule of investments (cont’d)

September 30, 2022

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Chemicals — continued
FMC Corp.	2,391	$252,729
Huntsman Corp.	2,254	55,313
LyondellBasell Industries NV, Class A Shares	5,125	385,810
Mosaic Co.	9,199	444,588
Olin Corp.	2,448	104,970
Total Chemicals		2,703,765
Containers & Packaging — 1.0%
Amcor PLC	38,376	411,774
Berry Global Group Inc.	2,090	97,248	*
Crown Holdings Inc.	3,289	266,508
International Paper Co.	5,833	184,906
Packaging Corp. of America	2,392	268,598
Sealed Air Corp.	3,797	169,004
Westrock Co.	4,063	125,506
Total Containers & Packaging		1,523,544
Metals & Mining — 1.7%
Alcoa Corp.	3,009	101,283
Freeport-McMoRan Inc.	22,990	628,317
Newmont Corp.	14,324	602,038
Nucor Corp.	7,339	785,200
Reliance Steel & Aluminum Co.	1,506	262,661
Steel Dynamics Inc.	5,214	369,933
Total Metals & Mining		2,749,432
Total Materials		6,976,741
Real Estate — 0.3%
Real Estate Management & Development — 0.3%
CBRE Group Inc., Class A Shares	4,488	302,985	*
Jones Lang LaSalle Inc.	1,328	200,621	*
Total Real Estate		503,606
Utilities — 4.5%
Electric Utilities — 2.8%
Alliant Energy Corp.	4,770	252,762
Duke Energy Corp.	12,109	1,126,379
Edison International	6,807	385,140
Entergy Corp.	3,767	379,073
Evergy Inc.	4,327	257,024
Eversource Energy	6,098	475,400
Exelon Corp.	23,875	894,358
OGE Energy Corp.	3,277	119,479

See Notes to Financial Statements.

20	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Electric Utilities — continued
Pinnacle West Capital Corp.		1,860	$119,989
PPL Corp.		13,527	342,910
Total Electric Utilities			4,352,514
Gas Utilities — 0.1%
National Fuel Gas Co.		1,500	92,325
UGI Corp.		3,300	106,689
Total Gas Utilities			199,014
Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp.		8,756	183,876
Multi-Utilities — 1.5%
Dominion Energy Inc.		15,385	1,063,257
Public Service Enterprise Group Inc.		12,818	720,756
Sempra Energy		4,400	659,736
Total Multi-Utilities			2,443,749
Total Utilities			7,179,153
Total Common Stocks (Cost — $137,981,092)			154,566,737
Investments in Underlying Funds — 1.9%
iShares Trust — iShares Russell 1000 Value ETF (Cost — $3,187,980)		22,000	2,991,780
Total Investments before Short-Term Investments (Cost — $141,169,072)			157,558,517

	Rate
Short-Term Investments — 0.8%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost — $1,329,628)	2.615%	1,329,628	1,329,628	(a)
Total Investments — 100.1% (Cost — $142,498,700)			158,888,145
Liabilities in Excess of Other Assets — (0.1)%			(195,137)
Total Net Assets — 100.0%			$158,693,008

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At September 30, 2022, the total market value of investments in Affiliated Companies was $1,329,628 and the cost was $1,329,628 (Note 8).

Abbreviation(s) used in this schedule:

ETF — Exchange-Traded Fund

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	21

Statement of assets and liabilities

September 30, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $141,169,072)	$157,558,517
Investments in affiliated securities, at value (Cost — $1,329,628)	1,329,628
Receivable for securities sold	7,082,862
Dividends receivable from unaffiliated investments	229,961
Receivable for Fund shares sold	187,033
Dividends receivable from affiliated investments	1,708
Security litigation proceeds receivable	540
Prepaid expenses	44,898
Total Assets	166,435,147

Liabilities:
Payable for securities purchased	7,461,653
Payable for Fund shares repurchased	116,593
Investment management fee payable	71,893
Service and/or distribution fees payable	10,061
Trustees’ fees payable	5,007
Accrued expenses	76,932
Total Liabilities	7,742,139
Total Net Assets	$158,693,008

Net Assets:
Par value (Note 7)	$91
Paid-in capital in excess of par value	116,943,843
Total distributable earnings (loss)	41,749,074
Total Net Assets	$158,693,008

See Notes to Financial Statements.

22	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

Net Assets:
Class A	$43,784,460
Class C	$411,474
Class R	$145,747
Class I	$20,647,661
Class IS	$93,703,666

Shares Outstanding:
Class A	2,524,319
Class C	23,956
Class R	8,408
Class I	1,188,378
Class IS	5,389,900

Net Asset Value:
Class A (and redemption price)	$17.35
Class C*	$17.18
Class R (and redemption price)	$17.33
Class I (and redemption price)	$17.37
Class IS (and redemption price)	$17.39
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.50%; 5.75% prior to August 15, 2022)	$18.36

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	23

Statement of operations

For the Year Ended September 30, 2022

Investment Income:
Dividends from unaffiliated investments	$6,725,374
Dividends from affiliated investments	7,920
Total Investment Income	6,733,294

Expenses:
Investment management fee (Note 2)	1,774,863
Service and/or distribution fees (Notes 2 and 5)	123,737
Transfer agent fees (Note 5)	104,318
Registration fees	89,914
Fund accounting fees	69,828
Audit and tax fees	34,620
Legal fees	32,847
Trustees’ fees	21,479
Shareholder reports	19,513
Insurance	2,903
Interest expense	2,337
Custody fees	1,533
Commitment fees (Note 9)	949
Miscellaneous expenses	8,882
Total Expenses	2,287,723
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(159,125)
Net Expenses	2,128,598
Net Investment Income	4,604,696

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 10):
Net Realized Gain From Unaffiliated Investment Transactions	38,565,825
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	(58,381,319)
Net Loss on Investments	(19,815,494)
Decrease in Net Assets From Operations	$(15,210,798)

See Notes to Financial Statements.

24	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2022	2021

Operations:
Net investment income	$4,604,696	$7,946,573
Net realized gain	38,565,825	159,959,402
Change in net unrealized appreciation (depreciation)	(58,381,319)	5,489,504
Increase (Decrease) in Net Assets From Operations	(15,210,798)	173,395,479

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(35,986,835)	(36,441,976)
Decrease in Net Assets From Distributions to Shareholders	(35,986,835)	(36,441,976)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	77,620,322	89,252,347
Reinvestment of distributions	35,906,512	36,291,553
Cost of shares repurchased	(161,429,928)	(165,329,313)
Shares redeemed in-kind (Note 10)	(53,910,762)	(245,404,567)
Decrease in Net Assets From Fund Share Transactions	(101,813,856)	(285,189,980)
Decrease in Net Assets	(153,011,489)	(148,236,477)

Net Assets:
Beginning of year	311,704,497	459,940,974
End of year	$158,693,008	$311,704,497

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	25

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$21.65	$16.66	$19.77	$21.85	$21.07

Income (loss) from operations:
Net investment income	0.29	0.25	0.31	0.32	0.26
Net realized and unrealized gain (loss)	(2.08)	6.00	(1.31)	(0.52)	2.19
Total income (loss) from operations	(1.79)	6.25	(1.00)	(0.20)	2.45

Less distributions from:
Net investment income	(0.16)	(0.37)	(0.49)	(0.29)	(0.32)
Net realized gains	(2.35)	(0.89)	(1.62)	(1.59)	(1.35)
Total distributions	(2.51)	(1.26)	(2.11)	(1.88)	(1.67)

Net asset value, end of year	$17.35	$21.65	$16.66	$19.77	$21.85
Total return[2]	(9.62)%	38.09%	(6.24)%	(0.36)%	12.12%

Net assets, end of year (000s)	$43,784	$44,626	$1,361	$2,440	$1,972

Ratios to average net assets:
Gross expenses	1.18%	1.18%	1.18%[3]	1.13%[3]	1.13%[3]
Net expenses[4,5,6]	1.10	1.09	1.10 [3]	1.10 [3]	1.10 [3]
Net investment income	1.45	1.16	1.76	1.68	1.23

Portfolio turnover rate	62%[7]	75%[7]	54%	51%[7]	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]

As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement is expected to continue until December 31, 2023, but may be terminated at any time by the manager.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

26	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2022	2021	2020		2019	2018

Net asset value, beginning of year	$21.48	$16.61	$19.21		$21.50	$20.79

Income (loss) from operations:
Net investment income	0.15	0.10	0.31	[2]	0.18	0.09
Net realized and unrealized gain (loss)	(2.07)	5.96	(1.29)		(0.56)	2.17
Total income (loss) from operations	(1.92)	6.06	(0.98)		(0.38)	2.26

Less distributions from:
Net investment income	(0.03)	(0.30)	—		(0.32)	(0.20)
Net realized gains	(2.35)	(0.89)	(1.62)		(1.59)	(1.35)
Total distributions	(2.38)	(1.19)	(1.62)		(1.91)	(1.55)

Net asset value, end of year	$17.18	$21.48	$16.61		$19.21	$21.50
Total return[3]	(10.22)%	37.16%	(6.06)%[2]		(1.29)%	11.28%

Net assets, end of year (000s)	$411	$127	$141		$213	$288

Ratios to average net assets:
Gross expenses	1.98%	2.21%	2.34%[4]		1.89%[4]	2.04%[4]
Net expenses[5,6,7]	1.85	1.85	1.08	[2,4]	1.85 [4]	1.85 [4]
Net investment income	0.76	0.50	1.81	[2]	0.96	0.42

Portfolio turnover rate	62%[8]	75%[8]	54%		51%[8]	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Ratios and total return for Class C for the year ended September 30, 2020 reflect prior period 12b-1 fee reimbursements. If these reimbursements were not included, net investment income per share would have been $0.20, total return would have been (6.80)% and the net expense and net investment income ratios would have been 1.71% and 1.18%, respectively.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]

As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement is expected to continue until December 31, 2023, but may be terminated at any time by the manager.

[8]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class R Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$21.53	$16.58	$19.70	$21.80	$21.01

Income (loss) from operations:
Net investment income	0.24	0.20	0.27	0.28	0.20
Net realized and unrealized gain (loss)	(2.09)	5.97	(1.30)	(0.53)	2.20
Total income (loss) from operations	(1.85)	6.17	(1.03)	(0.25)	2.40

Less distributions from:
Net investment income	(0.00) [2]	(0.33)	(0.47)	(0.26)	(0.26)
Net realized gains	(2.35)	(0.89)	(1.62)	(1.59)	(1.35)
Total distributions	(2.35)	(1.22)	(2.09)	(1.85)	(1.61)

Net asset value, end of year	$17.33	$21.53	$16.58	$19.70	$21.80
Total return[3]	(9.83)%	37.74%	(6.44)%	(0.62)%	11.89%

Net assets, end of year (000s)	$146	$198	$118	$107	$68

Ratios to average net assets:
Gross expenses	1.59%	1.62%	1.68%	1.58%[4]	1.39%[4]
Net expenses[5,6,7]	1.35	1.35	1.35	1.35 [4]	1.35 [4]
Net investment income	1.19	0.97	1.55	1.44	0.93

Portfolio turnover rate	62%[8]	75%[8]	54%	51%[8]	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]

As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.35%. This expense limitation arrangement is expected to continue until December 31, 2023, but may be terminated at any time by the manager.

[8]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

28	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$21.66	$16.70	$19.79	$21.88	$21.10

Income (loss) from operations:
Net investment income	0.35	0.32	0.37	0.37	0.34
Net realized and unrealized gain (loss)	(2.09)	6.00	(1.31)	(0.52)	2.17
Total income (loss) from operations	(1.74)	6.32	(0.94)	(0.15)	2.51

Less distributions from:
Net investment income	(0.20)	(0.47)	(0.53)	(0.35)	(0.38)
Net realized gains	(2.35)	(0.89)	(1.62)	(1.59)	(1.35)
Total distributions	(2.55)	(1.36)	(2.15)	(1.94)	(1.73)

Net asset value, end of year	$17.37	$21.66	$16.70	$19.79	$21.88
Total return[2]	(9.34)%	38.51%	(5.93)%	(0.10)%	12.48%

Net assets, end of year (000s)	$20,648	$9,048	$3,630	$4,743	$19,444

Ratios to average net assets:
Gross expenses	0.88%	0.84%	0.85%[3]	0.83%[3]	0.85%[3]
Net expenses[4,5]	0.80	0.80	0.80 [3]	0.80 [3]	0.80 [3]
Net investment income	1.77	1.54	2.09	1.92	1.59

Portfolio turnover rate	62%[6]	75%[6]	54%	51%[6]	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$21.66	$16.71	$19.82	$21.91	$21.11

Income (loss) from operations:
Net investment income	0.36	0.33	0.38	0.40	0.34
Net realized and unrealized gain (loss)	(2.07)	6.01	(1.30)	(0.53)	2.20
Total income (loss) from operations	(1.71)	6.34	(0.92)	(0.13)	2.54

Less distributions from:
Net investment income	(0.21)	(0.50)	(0.57)	(0.37)	(0.39)
Net realized gains	(2.35)	(0.89)	(1.62)	(1.59)	(1.35)
Total distributions	(2.56)	(1.39)	(2.19)	(1.96)	(1.74)

Net asset value, end of year	$17.39	$21.66	$16.71	$19.82	$21.91
Total return[2]	(9.25)%	38.64%	(5.82)%	0.01%	12.60%

Net assets, end of year (000s)	$93,704	$257,706	$424,811	$592,807	$938,134

Ratios to average net assets:
Gross expenses	0.75%	0.72%	0.73%[3]	0.72%[3]	0.72%[3]
Net expenses[4,5]	0.70	0.70	0.70 [3]	0.70 [3]	0.70 [3]
Net investment income	1.73	1.62	2.17	2.08	1.61

Portfolio turnover rate	62%[6]	75%[6]	54%	51%[6]	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

30	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Diversified US Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities, including exchange-traded funds (“ETF”), for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	31

Notes to financial statements (cont’d)

the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

32	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$154,566,737	—	—	$154,566,737
Investments in Underlying Funds	2,991,780	—	—	2,991,780
Total Long-Term Investments	157,558,517	—	—	157,558,517
Short-Term Investments†	1,329,628	—	—	1,329,628
Total Investments	$158,888,145	—	—	$158,888,145

†	See Schedule of Investments for additional detailed categorizations.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(c) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	33

Notes to financial statements (cont’d)

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(44,971,645)	$44,971,645

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities and distributions paid in connection with the redemption of Fund shares.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global a fee monthly, at an annual rate equal to 90% of the net management fee it receives from the Fund.

34	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I and Class IS shares did not exceed 1.15%, 1.90%, 1.40%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

As a result of voluntary expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class R shares did not exceed 1.10%, 1.85% and 1.35%, respectively. These arrangements are expected to continue until December 31, 2023, but may be terminated at any time by LMPFA.

During the year ended September 30, 2022, fees waived and/or expenses reimbursed amounted to $159,125, which included an affiliated money market fund waiver of $1,049.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I	Class IS
Expires September 30, 2023	$1,341	$49	$379	$2,127	$129,252
Expires September 30, 2024	9,988	417	464	2,162	71,869
Expires September 30, 2025	37,871	399	387	15,738	102,352
Total fee waivers/expense reimbursements subject to recapture	$49,200	$865	$1,230	$20,027	$303,473

For the year ended September 30, 2022, LMPFA did not recapture any fees.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	35

Notes to financial statements (cont’d)

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$32,484	—
CDSCs	1,073	$10

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by LMPFA or an affiliate of LMPFA in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

As of September 30, 2022, Franklin Resources and its affiliates owned 53% of the Fund.

3. Investments

During the year ended September 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$164,096,618
Sales	242,940,975	*

*	Excludes value of securities delivered as a result of redemptions in-kind totaling $53,592,606 (Note 10).

36	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

At September 30, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$144,472,511	$24,302,202	$(9,886,568)	$14,415,634

4. Derivative instruments and hedging activities

During the year ended September 30, 2022, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$119,838	$79,847
Class C	3,107	642
Class R	792	529
Class I	—	22,751
Class IS	—	549
Total	$123,737	$104,318

For the year ended September 30, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$38,267
Class C	401
Class R	388
Class I	15,895
Class IS	104,174
Total	$159,125

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	37

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended September 30, 2022	Year Ended September 30, 2021
Net Investment Income:
Class A	$329,672	$355,073
Class A2	—	362,731	†
Class C	347	2,317
Class R	17	2,646
Class I	134,563	111,906
Class IS	2,335,411	12,265,360
Total	$2,800,010	$13,100,033

Net Realized Gains:
Class A	$4,847,974	$1,234,634
Class A2	—	498,842	†
Class C	24,434	6,006
Class R	14,849	7,363
Class I	1,604,457	222,372
Class IS	26,695,111	21,372,726
Total	$33,186,825	$23,341,943

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

7. Shares of beneficial interest

At September 30, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	563,123	$11,245,304	2,013,545	$45,066,768
Shares issued on reinvestment	264,816	5,174,506	72,150	1,583,262
Shares repurchased	(364,525)	(7,250,932)	(106,469)	(2,251,355)
Net increase	463,414	$9,168,878	1,979,226	$44,398,675

Class A2†
Shares sold	—	—	273,414	$5,321,944
Shares issued on reinvestment	—	—	47,575	861,573
Shares repurchased	—	—	(2,140,803)	(46,682,931)
Net decrease	—	—	(1,819,814)	$(40,499,414)

38	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount

Class C
Shares sold	19,560	$399,792	50	$992
Shares issued on reinvestment	1,274	24,781	417	8,323
Shares repurchased	(2,806)	(54,925)	(3,010)	(58,109)
Net increase (decrease)	18,028	$369,648	(2,543)	$(48,794)

Class R
Shares sold	1,765	$35,583	1,824	$35,628
Shares issued on reinvestment	760	14,866	437	9,004
Shares repurchased	(3,289)	(74,150)	(206)	(4,283)
Net increase (decrease)	(764)	$(23,701)	2,055	$40,349

Class I
Shares sold	2,601,955	$52,820,991	374,252	$8,225,569
Shares issued on reinvestment	85,408	1,667,165	9,321	193,777
Shares repurchased	(1,916,649)	(37,875,760)	(183,304)	(3,957,371)
Net increase	770,714	$16,612,396	200,269	$4,461,975

Class IS
Shares sold	682,705	$13,118,652	1,530,105	$30,601,446
Shares issued on reinvestment	1,486,946	29,025,194	1,653,965	33,635,614
Shares repurchased	(5,979,921)	(116,174,161)	(5,312,957)	(112,375,264)
Shares redeemed in-kind	(2,696,887)	(53,910,762)	(11,403,558)	(245,404,567)
Net decrease	(6,507,157)	$(127,941,077)	(13,532,445)	$(293,542,771)

†

On June 24, 2021, the Fund converted 1,929,947 Class A2 shares into 1,900,666 Class A shares, valued at $42,593,936. These amounts are reflected in the Class A shares sold and Class A2 shares repurchased, respectively.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended September 30, 2022. The following transactions were effected in such company for the year ended September 30, 2022.

	Affiliate Value at September 30,	Purchased		Sold
	2021	Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$1,071,684	$58,479,984	58,479,984	$58,222,040	58,222,040

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	39

Notes to financial statements (cont’d)

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2022
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$7,920	—	$1,329,628

9. Redemption facility

On February 4, 2022, the Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended September 30, 2022.

10. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the years ended September 30, 2022 and September 30, 2021, the Fund had redemptions in-kind with total proceeds in the amount of $53,910,762 and $245,404,567, respectively. The net realized gain on these redemptions in-kind amounted to $14,563,840 and $80,881,529, respectively, which were not realized for tax purposes.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$11,940,297	$29,000,233
Net long-term capital gains	24,046,538	7,441,743
Total distributions paid	$35,986,835	$36,441,976

40	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

As of September 30, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$2,713,236
Undistributed long-term capital gains — net	24,657,832
Total undistributed earnings	$27,371,068
Other book/tax temporary differences(a)	(37,628)
Unrealized appreciation (depreciation)(b)	14,415,634
Total distributable earnings (loss) — net	$41,749,074

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis in certain investments.

12. Recent accounting pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

*  *  *

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

13. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	41

Notes to financial statements (cont’d)

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

42	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL — Diversified US Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Diversified US Large Cap Value Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 17, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2022 Annual Report	43

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Global Asset Management Trust (the “Trust”) held on May 4 and 5, 2022, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to BrandywineGLOBAL — Diversified US Large Cap Value Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement pursuant to which Brandywine Global Investment Management, LLC (the “Subadviser”) provides day-to-day management of the Fund’s portfolio. The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Agreements and asked questions and requested additional information from management. Throughout the year, the Board (including its various committees) had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Agreements. Prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management, advisory and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the May 2022 meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the

44	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Agreements was in the best interests of the Fund and its shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the fund complex overseen by the Trustees, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

BrandywineGLOBAL — Diversified US Large Cap Value Fund	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities among the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. The Board considered management’s periodic reports to the Board on, among other things, its business plans, any organizational changes and portfolio manager compensation.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board also considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as large-cap value funds by Lipper, showed, among other data, that the performance of the Fund’s Class I shares for the 1-, 3-, 5- and 10-year periods ended December 31, 2021 was above the median performance of the funds in the Performance Universe for the 1-year period and below the median performance of the funds in the Performance Universe for the 3-, 5- and 10-year periods, and ranked in the first quintile of the funds in the Performance Universe for the 1-year period. The Board considered the relative proximity of the Fund’s performance to the Performance Universe medians and noted the explanations from the Manager and the Subadviser concerning the reasons for the Fund’s relative performance versus the peer group for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark and peer group for the quarter ended March 31, 2022.

46	BrandywineGLOBAL — Diversified US Large Cap Value Fund

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee payable by the Fund to the Manager (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser, respectively. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

The Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional separate and commingled accounts and retail managed accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts, and the differences in the degree of entrepreneurial and other risks borne by the Manager in managing the Fund and in managing other types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

BrandywineGLOBAL — Diversified US Large Cap Value Fund	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board also received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee as well as its actual total expense ratio with those of a group of institutional funds consisting of 11 large-cap value funds (including the Fund) selected by Broadridge to be comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional large-cap value funds (including the Fund) (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was approximately equivalent to the median of management fees payable by the funds in the Expense Group and that the Fund’s Actual Management Fee was approximately equivalent to the median of management fees paid by the funds in the Expense Group and above the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was approximately equivalent to the median of the total expense ratios of the funds in the Expense Group and above the median of the actual total expense ratios of the funds in the Expense Universe. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue until and expire on December 31, 2023.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Funds complex as a whole. The Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board also noted the size of the Fund.

48	BrandywineGLOBAL — Diversified US Large Cap Value Fund

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, including the recent appointment of an affiliate of the Manager as the transfer agent of the Fund.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadviser and their affiliates received were reasonable.

BrandywineGLOBAL — Diversified US Large Cap Value Fund	49

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP for the Franklin Templeton and Legg Mason Funds is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

50	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

BrandywineGLOBAL — Diversified US Large Cap Value Fund	51

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Diversified US Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at
877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

52	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL — Diversified US Large Cap Value Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

54	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Independent Trustees† (cont’d)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 59 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 130 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	130
Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL — Diversified US Large Cap Value Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

56	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

BrandywineGLOBAL — Diversified US Large Cap Value Fund	57

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended September 30, 2022:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$24,046,538
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$6,562,117
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$6,636,746
Short-Term Capital Gain Dividends Distributed	§871(k)(2)(C)	$8,568,491

58	BrandywineGLOBAL — Diversified US Large Cap Value Fund

BrandywineGLOBAL —

Diversified US Large Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

BrandywineGLOBAL — Diversified US Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Diversified US Large Cap Value Fund

Legg Mason Funds

100 International Drive

Baltimore, MD 21202

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Diversified US Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

LMFX012987 11/22 SR22-4523

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2021 and September 30, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $322,330 in September 30, 2021 and $279,112 in September 30, 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2021 and $0 in September 30, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $80,500 in September 30, 2021 and $70,500 in September 30, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in September 30, 2021 and $0 in September 30, 2022, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2021 and September 30, 2022; Tax Fees were 100% and 100% for September 30, 2021 and September 30, 2022; and Other Fees were 100% and 100% for September 30, 2021 and September 30, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $1,124,357 in September 30, 2021 and $1,253,103 in September 30, 2022.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 23, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 23, 2022